================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Central Garden & Pet Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                     N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                         CENTRAL GARDEN & PET COMPANY

                           3697 MT. DIABLO BOULEVARD
                          LAFAYETTE, CALIFORNIA 94549

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                     MONDAY, FEBRUARY 23, 1998, 10:30 A.M.

To the Stockholders:

  Notice is hereby given that the Annual Meeting of Stockholders of Central Garden & Pet Company will be held at the LAFAYETTE PARK HOTEL, 3287 Mt. Diablo Boulevard, Lafayette, California, on Monday, February 23, 1998, at 10:30 A.M. for the following purposes:

    (1) To elect four directors.

    (2) To approve the amendment to the Company's Certificate of Incorporation to increase (i) the number of shares of Common Stock authorized for issuance by 40,000,000 and (ii) the number of shares of Preferred Stock authorized for issuance by 999,000.

    (3) To approve the amendment of the 1993 Omnibus Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 2,000,000.

    (4) To transact such other business as may properly come before the meeting.

  Only stockholders of record on the books of the Company as of 5:00 P.M., January 2, 1998, will be entitled to vote at the meeting and any adjournment thereof.

Dated: January  , 1998
                                          By Order of the Board of Directors

                                          Robert B. Jones, Secretary



   STOCKHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                         CENTRAL GARDEN & PET COMPANY

                           3697 MT. DIABLO BOULEVARD
                          LAFAYETTE, CALIFORNIA 94549

                                PROXY STATEMENT

  The enclosed proxy is solicited by the Board of Directors of Central Garden & Pet Company (the "Company") to be used at the Annual Meeting of Stockholders on February 23, 1998, for the purposes set forth in the foregoing notice. This proxy statement and the enclosed form of proxy were first sent to stockholders
on or about January    , 1998.

  If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted as recommended by the Board of Directors. Any stockholder signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to or at the Annual Meeting. A proxy may be revoked by a writing delivered to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy signed by the person who signed the earlier proxy, or by attendance at the Annual Meeting and voting in person.

                               VOTING SECURITIES

  Only stockholders of record on the books of the Company as of 5:00 P.M., January 2, 1998, will be entitled to vote at the Annual Meeting.

  As of the close of business on January 2, 1998, there were     outstanding
shares of Common Stock of the Company, entitled to one vote per share, and shares of Class B Stock of the Company, entitled to the lesser of ten votes per share or 49% of the total votes cast. In addition, there were 100 shares of Series A Preferred Stock outstanding, each of which is convertible into 1,000 shares of Common Stock and has a number of votes equal to the number of shares of Common Stock into which it is convertible. Holders of Common Stock and Class B Stock will vote together on all matters presented to the stockholders for their vote or approval at the meeting, including the election of directors. The holders of a majority of the outstanding shares of the stock of the Company, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof.

  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. With regard to the election of directors, votes may be cast "For" or "Withhold Authority" for each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. The proposal to amend the Company's Certificate of Incorporation requires the approval of a majority of the outstanding shares and the proposal to amend the 1993 Omnibus Equity Incentive Plan requires the affirmative vote of a majority of shares present in person or by proxy and entitled to vote. Accordingly, abstentions on the proposal to amend the Company's Certificate of Incorporation and the proposal to amend the 1993 Omnibus Equity Incentive Plan will have the effect of a negative vote on these items. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Therefore, a broker non-vote will have the same effect as a vote against the proposal to amend the Company's Certificate of Incorporation, which requires the approval of a majority of the outstanding shares. However, a broker non-vote will have no effect on the proposal to amend the 1993 Omnibus Equity Incentive Plan, which requires the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote thereon.

                             ELECTION OF DIRECTORS

  The persons named below are nominees for director to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected. The nominees constitute the present Board of Directors. In the absence of instructions to the contrary, shares represented by the proxy will be voted and the proxies will vote for the election of all such nominees to the Board of Directors. If any of such persons is unable or unwilling to be a candidate for the office of director at the date of the Annual Meeting, or any adjournment thereof, the proxies will vote for such substitute nominee as shall be designated by the proxies. The management has no reason to believe that any of such nominees will be unable or unwilling to serve if elected a director. Set forth below is certain information concerning the nominees which is based on data furnished by them.

                                                                                  SERVED AS
                                           BUSINESS EXPERIENCE DURING PAST        DIRECTOR
 NOMINEES FOR DIRECTOR           AGE       FIVE YEARS AND OTHER INFORMATION         SINCE
 ---------------------           --- -------------------------------------------  ---------
 William E. Brown...............  56 Chairman of the Board and Chief Executive      1980
                                     Officer since 1980.
 Glenn W. Novotny...............  50 President since June 1990. Prior to June       1990
                                     1990, Mr. Novotny was with Weyerhaeuser
                                     Corporation in a variety of capacities.
 Lee D. Hines, Jr...............  51 Self-employed consultant since June 1993.      1992
                                     From April 1991 until June 1993, Mr. Hines
                                     was Executive Vice President and Chief
                                     Financial Officer of the Company.
 Daniel P. Hogan, Jr............  69 Self-employed consultant. Prior to his         1993
                                     retirement in 1987, Mr. Hogan was a Vice
                                     President of Chevron Chemical Company and
                                     General Manager of its Ortho Consumer
                                     Products Division.

                         FURTHER INFORMATION CONCERNING
                             THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

  During fiscal 1997, the Board of Directors held seven meetings and acted by unanimous written consent on a number of occasions. In 1993, after consummation of its initial public offering, the Company established an Audit and Compensation Committee. The Company does not have a Nominating Committee.

  The members of the Audit and Compensation Committee are Lee D. Hines, Jr. and Daniel P. Hogan, Jr.. Among the functions performed by this committee in its capacity as an Audit Committee are to make recommendations to the Board of Directors with respect to the engagement or discharge of independent auditors, to review with the independent auditors the plan and results of the auditing engagement, to review the Company's internal auditing procedures and system of internal accounting controls and to make inquiries into matters within the scope of its functions. Among the functions performed by this committee in its capacity as a Compensation Committee are to review and make recommendations to the Board of Directors concerning the compensation of the key management employees of the Company and to administer the Company's equity incentive plan. The Audit and Compensation Committee held six meetings during fiscal 1997.

ATTENDANCE AT MEETINGS

  During fiscal 1997, there were no members of the Board of Directors who attended fewer than seventy-five percent of the meetings of the Board of Directors and all committees of the Board on which they served.

COMPENSATION OF DIRECTORS

  Directors who are not employees of the Company are paid directors fees consisting of $12,000 per year and $1,000 for each Board meeting attended. Directors who attend meetings of the Audit and Compensation Committee receive an additional $1,000 for each meeting not held on the same day as a Board meeting. In addition, Lee Hines performed certain consulting services for the Company during fiscal 1997 for which he received compensation of $65,000. Under the Non-Employee Director Stock Option Plan, Messrs. Hines and Hogan will each be granted at the Annual Meeting and at each subsequent annual meeting options to purchase the number of shares of Common Stock determined by dividing $25,000 by the fair market value of a share of Common Stock on the date of the Annual Meeting.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

  The compensation paid to the Company's Chief Executive Officer and the only other executive officers who received compensation in excess of $100,000 for services in all capacities to the Company and its subsidiaries during fiscal 1995, 1996 and 1997 is set forth below.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM
                                           ANNUAL COMPENSATION        COMPENSATION AWARDS
                                     ------------------------------- ---------------------
                                                        OTHER ANNUAL RESTRICTED SECURITIES  ALL OTHER
                                                        COMPENSATION   STOCK    UNDERLYING   COMPEN-
NAME AND PRINCIPAL POSITION  YEAR(1) SALARY($) BONUS($)    ($)(2)    AWARDS(#)  OPTIONS(#) SATION($)(3)
---------------------------  ------- --------- -------- ------------ ---------- ---------- ------------
 William E. Brown             1997    300,000      --       --          --       300,000        --
  Chairman and Chief          1996    300,000      --       --          --        30,000        --
  Executive Officer           1995    200,000      --       --          --           --         --
 Glenn W. Novotny             1997    267,469   50,000      --          --        30,000      2,700
  President                   1996    257,908   15,000      --          --        30,000      2,250
                              1995    199,841      --       --          --        37,000      2,250
 Neill J. Hines               1997    174,120   15,000      --          --        10,000      2,700
  Executive Vice President    1996    160,656      --       --          --        10,000      2,245
                              1995    103,508      --       --          --        21,000      1,958
 Robert B. Jones              1997    133,204   15,000      --          --        15,000      2,102
  Vice President, Chief       1996    118,165      --       --          --        10,000      1,136
  Financial Officer           1995     90,896      --       --          --        21,000        --

--------
(1) In July 1995, the Company changed its fiscal year end to be the last Saturday in September; as a result the fiscal year ending September 30, 1995 ("fiscal 1995") was a nine-month period.
(2) While the named executive officers enjoy certain perquisites, for fiscal years 1995, 1996 and 1997 these did not exceed the lesser of $50,000 or 10% of each officer's salary and bonus.
(3) Represents the matching contribution which the Company made on behalf of each executive officer to the Company's 401(k) Plan.

  The following table sets forth certain information regarding stock options granted during fiscal 1997 to the executive officers named in the foregoing Summary Compensation Table. None of such persons received awards of stock appreciation rights during fiscal 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS                   POTENTIAL REALIZABLE
                         ---------------------------------------------------    VALUE AT ASSUMED
                           NUMBER OF     PERCENT OF                           ANNUAL RATES OF STOCK
                           SECURITIES   TOTAL OPTIONS                        PRICE APPRECIATION FOR
                           UNDERLYING    GRANTED TO   EXERCISE OR                OPTION TERM(3)
                            OPTIONS     EMPLOYEES IN  BASE PRICE  EXPIRATION -----------------------
NAME                     GRANTED(#) (1)  FISCAL YEAR   ($/SH)(2)     DATE       5%($)      10%($)
----                     -------------- ------------- ----------- ---------- ----------- -----------
William E. Brown........    300,000         45.4        21.125     12/27/06    1,750,934   3,869,107
Glenn W. Novotny........     30,000          4.5        16.250     04/01/03      134,687     297,624
Neill J. Hines..........     10,000          1.5        16.250     04/01/03       44,896      99,208
Robert B. Jones.........     15,000          2.3        16.250     04/01/03       67,344     148,812

--------
(1) All options granted in fiscal 1997 are exercisable in full, commencing one year prior to expiration, except for those granted to Mr. Brown which vest at a rate of 60,000 shares per year commencing December 27, 1997. Under the terms of the Company's Stock Option Plan, the Audit and Compensation Committee retains discretion, subject to plan limits, to modify the terms of outstanding options.
(2) All options were granted at fair market value at date of grant.
(3) Realizable values are reported net of the option exercise price. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates (determined from the price at the date of grant, not the stock's current market value) set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock as well as the optionholder's continued employment through the vesting period. The potential realizable value calculation assumes that the optionholder waits until the end of the option term to exercise the option.

  The following table sets forth certain information with respect to option exercises during fiscal 1997 and stock options held by each of the Company's executive officers as of September 27, 1997.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                          VALUE OF UNEXERCISED
                                                    NUMBER OF UNEXERCISED IN-THE-MONEY OPTIONS
                                                    OPTIONS AT FY-END(#)      AT FY-END($)
                             SHARES                 --------------------- --------------------
                            ACQUIRED       VALUE        EXERCISABLE/          EXERCISABLE/
NAME                     ON EXERCISE(#) REALIZED($)     UNEXERCISABLE        UNEXERCISABLE
----                     -------------- ----------- --------------------- --------------------
William E. Brown........      --             --             0/330,000            0/2,585,625
Glenn W. Novotny........      873          6,984        9,487/ 97,000      179,660/1,607,188
Neill J. Hines..........      590          5,387        5,128/ 41,000       97,112/  752,038
Robert B. Jones.........      530          7,354            0/ 46,000            0/  814,225

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Lee D. Hines, Jr., a member of the Board of Directors and the Audit and Compensation Committee, performed certain consulting services for the Company during fiscal 1997 for which he received compensation of $65,000.

TRANSACTIONS WITH THE COMPANY

  The Company leases a warehouse facility and certain related equipment in Visalia, California from Road 80 Investors, a California general partnership controlled by William E. Brown. In fiscal 1997, the Company paid approximately $155,688 to Road 80 Investors under this lease.

         PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
          TO INCREASE THE AUTHORIZED COMMON STOCK AND PREFERRED STOCK

  In December 1997, the Board of Directors approved, subject to approval of the stockholders at the Annual Meeting, (i) an increase in the number of shares of authorized Common Stock from 40,000,000 shares to 80,000,000 shares and (ii) an increase in the number of shares of authorized Preferred Stock from 1,000 to 1,000,000, by adopting an amendment to the Certificate of
Incorporation of the Company. At January 2, 1998,         shares of the Common
Stock were issued and outstanding,          shares were reserved for issuance
upon conversion of outstanding Class B Stock, 100,000 shares were reserved for issuance upon conversion of outstanding shares of Series A Preferred Stock, shares were reserved for issuance upon exercise of outstanding options under the Company's 1993 Omnibus Equity Incentive Plan, 100,000 shares were reserved for issuance upon exercise of outstanding options under the Company's Nonemployee Director Stock Option Plan, 400,000 shares were reserved for issuance under the Company's Employee Stock Purchase Plan and 856,952 shares were reserved for issuance under registration statements on Form S-4 for use in potential acquisitions. At January 2, 1998, 100 shares of Preferred Stock were issued and outstanding and 900 shares were available for future issuance. It is intended that, unless otherwise directed by stockholders, proxies will be voted for approval of the amendment.

  The Board of Directors believes the proposed amendment is desirable primarily to provide flexibility to issue additional shares of Common Stock and Preferred Stock and to effect stock splits without further authorization by the stockholders. The additional Common Stock and Preferred Stock authorized by the amendment may be used for issuances deemed to be in the best interest of the Company and its stockholders such as acquisitions, equity financings or employee incentive plans. The Company presently has no commitments that would involve the issuance of additional shares of Common Stock or Preferred Stock.

  The Company will apply for the designation for quotation on Nasdaq National Market on which its Common Stock presently is quoted of the additional shares of Common Stock which will be authorized as and when such shares are authorized to be issued by the Board of Directors. Unless required by applicable laws or Nasdaq National Market regulations, no further authorization by vote of the stockholders will be solicited for the issuance of additional shares of Common Stock or Preferred Stock.

POTENTIAL ANTI-TAKEOVER EFFECT

  The proposed increases in authorized shares of Common Stock and Preferred Stock could, under some circumstances, make attempts to acquire control of the Company more difficult, although the Company has no present intention of issuing additional shares for such purpose. Issuance of shares of Common Stock or Preferred Stock could dilute the ownership interest and voting power of stockholders of the Company who are seeking control. Shares of Common Stock or Preferred Stock could be issued in a private placement to persons who support the position of the Board of Directors and management in a takeover bid, or other circumstances that could make more difficult, and thereby discourage attempts to acquire control of the Company. To the extent that it impedes any such attempts, the proposed amendment may serve to continue present management.

REQUIRED VOTE

  The affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock voting together and the affirmative vote of a majority of the outstanding shares of Common Stock and Class B Stock, each voting separately as a class, will be necessary to approve adoption of the amendment.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                             PROPOSAL TO AMEND THE
                      1993 OMNIBUS EQUITY INCENTIVE PLAN

  At the Annual Meeting held in May 1994 the stockholders of the Company adopted the 1993 Omnibus Equity Incentive Plan (the "Plan") pursuant to which an aggregate of 900,000 shares of the Company's Common Stock were originally reserved for issuance to key employees and consultants of the Company and its subsidiaries. At the Annual Meetings held in May 1995 and February 1996, the stockholders of the Company approved amendments to the Plan to increase the number of shares authorized for issuance under the Plan by 300,000 shares and 800,000 shares, respectively. In November 1997, the Board of Directors of the Company conditionally amended the Plan, subject to stockholder approval at the Annual Meeting, to increase the number of shares authorized for issuance under the Plan by an additional 2,000,000 shares.

  The reason for this increase is to ensure that a sufficient number of shares of the Company's Common Stock is available under the Plan for awards to attract, retain and motivate selected employees with outstanding experience
and ability. As of December 31, 1997, there were                 shares
remaining for awards, which would increase to                if the proposal
is approved. Set forth below is a summary of certain of the principal features of the Plan.

GENERAL

  The Plan provides for the granting of stock options, stock appreciation rights ("SARs"), restricted stock awards, performance unit awards and performance share awards (collectively, "Awards") to key employees and consultants of the Company and its subsidiaries.

PURPOSE

  The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of participating employees and consultants to those of the Company's stockholders and by providing such employees and consultants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of participating employees and consultants upon whose judgment, interest and special efforts the Company is largely dependent for the successful conduct of its operations.

ADMINISTRATION

  The Plan is administered by the Audit and Compensation Committee of the Board of Directors of the Company (the "Committee").

OPTIONS

  The price of the shares of the Company's Common Stock subject to each option (the "option price") is set by the Committee but may not be less than 30% of the fair market value on the date of grant in the case of an option that is not an incentive stock option (a "nonqualified stock option"), and not less than 100% of the fair market value in the case of an incentive stock option.
  Options granted under the Plan are exercisable at the times and on the terms established by the Committee, provided that options granted to officers who are subject to section 16(b) of the Securities and Exchange Act of 1934 (the "Exchange Act") may not be exercised until six months following the date of grant. Subject to the forgoing limitation, the Committee may accelerate the exercisability of any option.

  The option price must be paid in full in cash or its equivalent at the time of exercise. The Committee also may permit payment of the option price by the tender of previously acquired shares of the Company's stock or such other legal consideration which the Committee determines to be consistent with the Plan's purpose and applicable law.

STOCK APPRECIATION RIGHTS

  The Plan permits the grant of three types of SARs: Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. An Affiliated SAR is an SAR that is granted in connection with a related option and which will be deemed to automatically be exercised simultaneously with the exercise of the related option. A Freestanding SAR is an SAR that is granted independently of any options. A Tandem SAR is an SAR that is granted in connection with a related option, the exercise of which requires a forfeiture of the right to purchase a share under the related option (and when a share is purchased under the option, the SAR is similarly cancelled).

  The Committee has complete discretion to determine the number of SARs granted to any optionee or recipient and the terms and conditions pertaining to such SARs. However, the grant price must be at least equal to the fair market value of a share of the Company's Common Stock on the date of grant in the case of a Freestanding SAR and equal to the option price of the related option in the case of an Affiliated or Tandem SAR. An SAR that is granted to an officer who is subject to section 16(b) of the Exchange Act ("Section 16(b)") may not be exercised until at least six months following the date of grant.

RESTRICTED STOCK AWARDS

  The Plan permits the grant of restricted stock awards which are restricted Common Stock bonuses that vest in accordance with terms established by the Committee. Restricted Stock granted to an officer subject to Section 16(b) may not vest prior to six months following the date of its grant. The Committee may impose restrictions and conditions on the shares, including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), and/or restrictions under applicable federal or state securities laws. The Committee may accelerate the time at which any restrictions lapse, and/or remove any restrictions.

PERFORMANCE UNIT/SHARE AWARDS

  The Plan permits the grant of performance unit and performance share awards which are bonuses credited to an account established for the recipient and payable in cash, Common Stock, or a combination thereof. Each performance unit has an initial value that is established by the Committee at the time of its grant. Each performance share has an initial value equal to the fair market value of a share of the Company's Common Stock on the date of its grant. The number and/or value of performance unit/shares that will be paid out to recipients will depend upon the extent to which performance goals established by the Committee are satisfied. The payment date for performance unit/share awards granted to officers and directors subject to Section 16(b) may not be less than six months from the date of grant.

  After a performance unit/share award has vested, the recipient will be entitled to receive a payout of the number of performance unit/shares earned by the recipient, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The Committee also may waive the achievement of any performance goals for such performance unit/share.

  Subject to the applicable award agreement, performance units/shares awarded to recipients will be forfeited to the Company upon the earlier of the recipient's termination of employment or the date set forth in the award agreement.

NONTRANSFERABILITY OF AWARDS

  Awards granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. However, an optionee or recipient may designate one or more beneficiaries to receive any exercisable or vested awards following his or her death.

NEW PLAN BENEFITS

  Regulations recently adopted by the Securities and Exchange Commission require disclosure of benefits to the executive officers of the Company named in the summary compensation table and to certain other categories of award recipient, if such benefits are determinable. In addition to the grants of stock options set forth below, it is likely that substantial additional grants will be made to such persons and others during the life of the Plan, and it is impossible to determine the amount and terms of such future grants.

  The following table sets forth as of December 31, 1997 (a) the aggregate number of shares of the Company's Common Stock subject to awards granted under the Plan, and (b) the dollar value of such awards based on the difference
between $      per share, the closing price for the shares of Common Stock on
December 31, 1997, and the exercise price at which such stock options were granted.

                                                    NUMBER OF    DOLLAR VALUE OF
            NAME OF INDIVIDUAL OR GROUP           SHARES GRANTED SHARES GRANTED
            ---------------------------           -------------- ---------------
   William E. Brown, Chairman and Chief
    Executive Officer...........................     330,000
   Glenn W. Novotny, President and Chief
    Operating Officer...........................     106,487
   Neill J. Hines, Executive Vice President.....      46,128
   Robert B. Jones, Vice President Finance and
    Secretary...................................      46,000
   All executive officers, as a group...........     528,615
   All employees who are not executive officers,
    as a group..................................
   All directors who are not executive officers,
    as a group..................................         --

REQUIRED VOTE

  The affirmative vote of a majority of shares present in person or by proxy at the Annual Meeting and entitled to vote is required to approve the proposed amendment to the Plan.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE PLAN.

                REPORT OF THE AUDIT AND COMPENSATION COMMITTEE

To the Board of Directors:

  In July 1993, the Company consummated its initial public offering, and in October 1993, the Board of Directors created the Audit and Compensation Committee, consisting solely of independent directors.

  As members of the Audit and Compensation Committee, it is our duty to determine the compensation for officers and directors, to administer the Company's 1993 Omnibus Equity Incentive Plan and to review the Company's salary, bonus and compensation arrangements generally. In addition, we evaluate the performance of management and related matters.

  As a public company, we utilize three primary tools to assist in compensating executives. They are base salary, bonus and stock options. Together they combine to provide an executive's total compensation package. We view base salary as a primary indicator of the market value needed to attract an executive with the skill and expertise to perform the position. We periodically retain outside assistance to counsel us in determining market value. We view bonus as a means of rewarding short term performance which exceeds established goals and we utilize stock options as a means of linking our executives' long term benefits to that received by our shareholders.

  During 1997, the Committee retained the services of a compensation consulting firm to assist in determining the market value compensation for the Chief Executive Officer, William E. Brown. Survey data, coupled with performance based peer group evaluations, were utilized to determine competitive short and long term awards for Mr. Brown.

  Based on the data and in light of the Company's earning performance the Committee approved an increase of Mr. Brown's base salary to $400,000. However, at Mr. Brown's request, the increase in salary was not implemented during fiscal 1997.

  The performance of the Company clearly indicated that a bonus was warranted for Mr. Brown's performance in respect of fiscal 1996. At Mr. Brown's request, however, no cash bonus was authorized; and in lieu of bonus the Committee decided to grant stock options to Mr. Brown to reward him for his performance and encourage him to continue to be aligned with the long term performance of the Company and the return to shareholders on its stock.

  The grant made to Mr. Brown was for non-qualified stock options to purchase 300,000 shares at a price equal to the closing price of the stock on December 27, 1996. No discount was provided. In order to assist the Company in preserving tax deductibility in accordance with internal revenue Code Section 162(m), Mr. Brown will be required to obtain the approval of the Committee prior to the exercise of options to purchase more than 50,000 shares in any year.

  As a matter of policy, the Company believes it is important to retain the flexibility to maximize the Company's tax deductions. Amendments to Section 162(m) of the Internal Revenue Code have eliminated the deductibility of most compensation over a million dollars in any given year. Except with respect to the exercise of the options discussed above, the Committee believes that it is highly unlikely that any officer of the Company will receive compensation in excess of a million dollars per year in the foreseeable future. However, subject to the foregoing, it will be the policy of the Committee to consider the impact, if any, of Section 162(m) on the Company and to document as necessary specific performance goals in order to seek to preserve the Company's tax deductions.

  We continue to subscribe to the philosophy that the Company's overall performance and its return to shareholders will be the primary area of consideration when rewarding the Company's top executives. In years when the Company does well, we will reward using the tools described above; in years when the performance does not meet expectations, the compensation of the top executives of Central will be reflective of that fact.

                                       Audit and Compensation Committee

                                       Lee D. Hines, Jr.
                                       Daniel P. Hogan, Jr.

                               PERFORMANCE GRAPH

  The following graph compares the percentage change in the Company's cumulative total stockholder return on its Common Stock for the period from the Company's initial public offering on July 15, 1993 to September 27, 1997 with the cumulative total return of the NASDAQ Composite (U.S.) Index and the Dow Jones Non-Durable Household Products Index, a peer group index consisting of 30 manufacturers and distributors of household products.

  The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, the possible future performance of the Company's Common Stock.


                              7/15/93 12/26/93 12/25/94 9/30/95 9/28/96 9/27/97
                              ------- -------- -------- ------- ------- -------
     Central Garden & Pet
      Company................ 100.00    95.74    37.23   52.13  176.60  244.15
     Dow Jones Household
      Products............... 100.00   109.62   120.33  149.77  191.20  268.67
     Nasdaq Composite (US)... 100.00   110.43   107.95  150.82  178.97  245.67

              OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

  The following table indicates, as to each director, each named executive officer and each holder known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting stock, the number of shares and percentage of the Company's stock beneficially owned as of September 27, 1997.

                                            SHARES BENEFICIALLY OWNED
                                             AS OF SEPTEMBER 27, 1997
                                      ----------------------------------------
                                        NUMBER OF      NUMBER OF
            BENEFICIAL OWNER          CLASS B SHARES COMMON SHARES   PERCENT(1)
            ----------------          -------------- -------------   ---------
   William E. Brown (2)..............   1,606,359            --         7.7
   Putnam Investments, Inc. (3)......         --       2,591,288(4)    12.5
   Warburg, Pincus Counsellors,
    Inc. (5).........................         --       1,924,800(4)     9.3
   The Kaufmann Fund, Inc. (6).......         --       1,600,000(4)     7.7
   Strong Capital Management,
    Inc. (7).........................         --       1,357,725(4)     6.5
   AIM Management Group Inc. (8).....         --       1,052,600(4)     5.1
   Glenn W. Novotny..................         --          94,800(9)      *
   Neill J. Hines....................      45,548         37,608(10)     *
   Robert B. Jones...................         --           2,008         *
   Lee D. Hines, Jr..................         --          51,000         *
   Daniel P. Hogan, Jr...............         --           6,000         *
   All directors and officers as a
    group (six persons)..............   1,651,907        191,416(11)    8.9

--------
 (*) Less than 1%.
 (1) Represents the number of shares of Class B Stock and Common Stock beneficially owned by each stockholder as a percentage of the total number of shares of Class B Stock and Common Stock outstanding.
 (2) The address of Mr. Brown is 3697 Mt. Diablo Boulevard, Lafayette, California 94549. Mr. Brown may be deemed to be a "control person" of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission by reason of his stock ownership and positions with the Company.
 (3) The address of Putnam Investments, Inc. is One Post Office Square, 12th Floor, Boston, Massachusetts 02109.
 (4) Based on a Schedule 13F filed reflecting beneficial ownership as of September 30, 1997.
 (5) The address of Warburg, Pincus counsellors, Inc. is 466 Lexington Avenue, New York, New York 10017.
 (6) The address of The Kaufmann Fund, Inc. is 140 East 45th Street, 43rd Floor, New York, New York 10017.
 (7) The address of Strong Capital Management, Inc. is 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.
 (8) The address of AIM Management Group Inc. is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046.
 (9) Includes 9,487 shares issuable upon exercise of outstanding options exercisable within 60 days of September 27, 1997.
(10) Includes 5,128 shares issuable upon exercise of outstanding options exercisable within 60 days of September 27, 1997.
(11) Includes 14,615 shares issuable upon exercise of outstanding options exercisable within 60 days of September 27, 1997.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the period from October 1, 1995 to September 27, 1997 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                                   AUDITORS

  Deloitte & Touche LLP, independent certified public accountants, serves as the Company's principal accountants. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, there are no other matters which management intends to present or has reason to believe others will present to the meeting. If other matters properly come before the meeting, those who act as proxies will vote in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

  If any stockholder intends to present a proposal for action at the Company's 1999 Annual Meeting and wishes to have such proposal set forth in management's proxy statement, such stockholder must forward the proposal to the Company so
that it is received on or before September   , 1998. Proposals should be
addressed to the Company at 3697 Mt. Diablo Boulevard, Lafayette, California 94549, Attention: Corporate Secretary.

                             COST OF SOLICITATION

  All expenses in connection with the solicitation of this proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to stockholders, will be paid by the Company.

Dated: January   , 1998.

                                          By Order of the Board of Directors

                                          Robert B. Jones, Secretary

                          CENTRAL GARDEN & PET COMPANY


                       1993 OMNIBUS EQUITY INCENTIVE PLAN

                              TABLE OF CONTENTS

                                                               Page
SECTION 1 BACKGROUND, PURPOSE AND DURATION.....................  1
     1.1     Background and Effective Date.....................  1
     1.2     Purpose of the Plan...............................  1
     1.3     Duration of the Plan..............................  1

SECTION 2 DEFINITIONS..........................................  1
     2.1     "1934 Act"........................................  1
     2.2     "Affiliate".......................................  2
     2.3     "Affiliated SAR"..................................  2
     2.4     "Award"...........................................  2
     2.5     "Award Agreement".................................  2
     2.6     "Board"...........................................  2
     2.7     "Code"............................................  2
     2.8     "Committee".......................................  2
     2.9     "Company".........................................  2
     2.10    "Consultant.......................................  2
     2.11    "Director"........................................  2
     2.12    "Disability"......................................  2
     2.13    "Employee"........................................  2
     2.14    "ERISA"...........................................  3
     2.15    "Fair Market Value"...............................  3
     2.16    "Freestanding SAR"................................  3
     2.17    "Incentive Stock Option"..........................  3
     2.18    "Nonqualified Stock Option".......................  3
     2.19    "Option"..........................................  3
     2.20    "Option Price"....................................  3
     2.21    "Participant".....................................  3
     2.22    "Performance Unit"................................  3
     2.23    "Performance Share"...............................  3
     2.24    "Period of Restriction"...........................  3
     2.25    "Plan.............................................  3
     2.26    "Restricted Stock"................................  4
     2.27    "Retirement"......................................  4
     2.28    "Rule 16b-3"......................................  4
     2.29    "Section 16 Person"...............................  4
     2.30    "Shares"..........................................  4
     2.31    "Stock Appreciation Right"........................  4
     2.32    "Subsidiary"......................................  4
     2.33    "Tandem SAR"......................................  4
     2.34    "Termination of Employment".......................  4
     2.35    "Window Period"...................................  4

SECTION 3 ADMINISTRATION.......................................  5
     3.1     The Committee.....................................  5
     3.2     Authority of the Committee........................  5
     3.3     Decisions Binding.................................  5

SECTION 4 SHARES SUBJECT TO THE PLAN...................................  5
     4.1     Number of Shares..........................................  5
     4.2     Lapsed Awards.............................................  7
     4.3     Adjustments in Authorized Shares..........................  7

SECTION 5 STOCK OPTIONS................................................  7
     5.1     Grant of Options..........................................  7
     5.2     Award Agreement...........................................  7
     5.3     Option Price..............................................  7
     5.3.1   Nonqualified Stock Options................................  7
     5.3.2   Incentive Stock Options...................................  8
     5.4     Expiration of Options.....................................  8
     5.5     Exercise of Options.......................................  9
     5.6     Payment...................................................  9
     5.7     Restrictions on Share Transferability.....................  10
     5.8     Certain Additional Provisions for
             Incentive Stock Options...................................  10
     5.8.1   Exercisability............................................  10
     5.8.2   Termination of Employment.................................  10
     5.8.3   Company and Subsidiaries Only.............................  10
     5.9     Nontransferability of Options.............................  10

SECTION 6 STOCK APPRECIATION RIGHTS....................................  11
     6.1     Grant of SARs.............................................  11
     6.2     Exercise of Tandem SARs...................................  11
     6.2.1   ISOs......................................................  11
     6.3     Exercise of Affiliated SARs...............................  11
     6.4     Exercise of Freestanding SARs.............................  11
     6.5     SAR Agreement.............................................  12
     6.6     Expiration of SARs........................................  12
     6.7     Payment of SAR Amount.....................................  12
     6.8     Nontransferability of SARs................................  12

SECTION 7 RESTRICTED STOCK.............................................  12
     7.1     Grant of Restricted Stock.................................  12
     7.2     Restricted Stock Agreement................................  12
     7.3     Transferability...........................................  13
     7.4     Other Restrictions........................................  13
     7.5     Removal of Restrictions...................................  13
     7.6     Voting Rights.............................................  14
     7.7     Dividends and Other Distributions.........................  14
     7.8     Return of Restricted Stock to Company.....................  14

SECTION 8 PERFORMANCE UNITS AND PERFORMANCE SHARES.....................  14
     8.1     Grant of Performance Units/Shares.........................  14
     8.2     Value of Performance Units/Shares.........................  14
     8.3     Earning of Performance Units/Shares.......................  15
     8.4     Form and Timing of Payment of
             Performance Units/Shares..................................  15
     8.5     Cancellation of Performance Units/Shares..................  15


     8.6     Nontransferability..........................................15

SECTION 9  BENEFICIARY DESIGNATION.......................................15

SECTION 10 DEFERRALS.....................................................16

SECTION 11 RIGHTS OF EMPLOYEES...........................................16
     11.1    No Effect on Employment or Service..........................16
     11.2    Participation...............................................16

SECTION 12 AMENDMENT, SUSPENSION, OR TERMINATION.........................16
     12.1    Amendment, Suspension, or Termination.......................16

SECTION 13 TAX WITHHOLDING...............................................17
     13.1    Withholding Requirements....................................17
     13.2    Shares Withholding..........................................17

SECTION 14 INDEMNIFICATION...............................................17

SECTION 15 SUCCESSORS....................................................18

SECTION 16 LEGAL CONSTRUCTION............................................18
     16.1    Gender and Number...........................................18
     16.2    Severability................................................18
     16.3    Requirements of Law.........................................18
     16.4    Securities Law Compliance...................................18
     16.5    Governing Law...............................................18
     16.6    Captions....................................................18

                          CENTRAL GARDEN & PET COMPANY
                       1993 OMNIBUS EQUITY INCENTIVE PLAN
                    (As amended, effective November 6, 1997)

          CENTRAL GARDEN & PET COMPANY, hereby adopts the Central Garden & Pet Company 1993 Omnibus Equity Incentive Plan, effective as of October 19, 1993, as follows:

                                   SECTION 1
                        BACKGROUND, PURPOSE AND DURATION

          1.1   Background and Effective Date.  The Plan provides for the
                -----------------------------
granting of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, and Performance Shares. The Plan is effective as of October 19, 1993, subject to ratification by an affirmative vote of the holders of a majority of Shares. Awards may be granted prior to the receipt of such vote, but such grants shall be null and void if such vote is not in fact received.

          1.2   Purpose of the Plan.  The purpose of the Plan is to promote the
                -------------------
success, and enhance the value, of the Company by aligning the interests of Participants with those of the Company's shareholders, and by providing Participants with an incentive for outstanding performance.

          The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of outstanding individuals, upon whose judgment, interest, and special effort the success of the Company largely is dependent.

          1.3   Duration of the Plan.  The Plan shall commence on the date
                --------------------
specified in Section 1.1, and subject to Section 12 (concerning the Board's right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan on or after October 19, 2003.


                                   SECTION 2
                                  DEFINITIONS

          The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

          2.1   "1934 Act" means the Securities Exchange Act of 1934, as
                 --------
amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          2.2   "Affiliate" means any corporation or any other entity
                 ---------
(including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

          2.3   "Affiliated SAR" means an SAR that is granted in connection with
                 --------------
a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised.

          2.4   "Award" means, individually or collectively, a grant under the
                 -----
Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

          2.5   "Award Agreement" means the written agreement setting forth the
                 ---------------
terms and provisions applicable to each Award granted under the Plan.

          2.6   "Board" or "Board of Directors" means the Board of Directors
                 -----
of the Company.

          2.7   "Code" means the Internal Revenue Code of 1986, as amended.
                 ----
Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          2.8   "Committee" means the committee appointed by the Board
                 ---------
(pursuant to Section 3.1) to administer the Plan.

          2.9   "Company" means Central Garden & Pet Company, a Delaware
                 -------
corporation, or any successor thereto.

          2.10  "Consultant" means an individual who provides significant
                 ----------
services to the Company and/or an Affiliate, but who is neither a Director nor an Employee.

          2.11  "Director" means any individual who is a member of the Board of
                 --------
 Directors of the Company.

          2.12  "Disability" means a permanent and total disability within the
                 ----------
meaning of Code Section 22(e)(3).

          2.13  "Employee" means an employee of the Company or of an Affiliate,
                 --------
whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

          2.14  "ERISA" means the Employee Retirement Income Security Act of
                 -----
1974, as amended. Reference to a specific section of ERISA shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

          2.15  "Fair Market Value" means the average of the highest and lowest
                 -----------------
quoted selling prices for Shares on the relevant date, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee.

          2.16  "Freestanding SAR" means a SAR that is granted independently of
                 ----------------
any Option.

          2.17  "Incentive Stock Option" or "ISO" means an option to purchase
                 ----------------------
Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

          2.18  "Nonqualified Stock Option" means an option to purchase Shares
                 -------------------------
which is not intended to be an Incentive Stock Option.

          2.19  "Option" means an Incentive Stock Option or a Nonqualified
                 ------
Stock Option.

          2.20  "Option Price" means the price at which a Share may be
                 ------------
purchased pursuant to an Option.

          2.21  "Participant" means an Employee or Consultant who has an
                 -----------
outstanding Award.

          2.22  "Performance Unit" means an Award granted to an Employee
                 ----------------
pursuant to Section 8.

          2.23  "Performance Share" means an Award granted to an Employee
                 -----------------
pursuant to Section 8.

          2.24  "Period of Restriction" means the period during which the
                 ---------------------
transfer of Shares of Restricted Stock are subject to restrictions.

          2.25  "Plan" means the Central Garden & Pet Company 1993 Omnibus
                 ----
Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

          2.26  "Restricted Stock" means an Award granted to a Participant
                 ----------------
pursuant to Section 7.

          2.27  "Retirement" means, in the case of an Employee, a Termination of
                 ----------
Employment by reason of the Employee's retirement at or after age 62.

          2.28  "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act,
                 ----------
and any future regulation amending, supplementing or superseding such regulation.

          2.29  "Section 16 Person" means a person who, with respect to the
                 -----------------
Shares, is subject to Section 16 of the 1934 Act.

          2.30  "Shares" means the shares of common stock, $0.01 par value, of
                 ------
the Company.

          2.31  "Stock Appreciation Right" or "SAR" means an Award, granted
                 ------------------------
alone or in connection with a related Option, that pursuant to the terms of
Section 7 is designated as an SAR.

          2.32  "Subsidiary" means any corporation in an unbroken chain of
                 ----------
corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.33  "Tandem SAR" means an SAR that is granted in connection with a
                 ----------
related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

          2.34  "Termination of Employment" means a cessation of the employee-
                 -------------------------
employer relationship between an employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

          2.35  "Window Period" means the period beginning on the third business
                 -------------
day following the date of public release of the Company's quarterly sales and earnings information, and ending on the twelfth business day following such date.

                                   SECTION 3
                                ADMINISTRATION

          3.1  The Committee.  The Plan shall be administered by the Committee.
               -------------
The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors who are "disinterested persons" under Rule 16b-3.

          3.2  Authority of the Committee.  The Committee shall have all powers
               --------------------------
and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power (a) to determine which Employees and Consultants shall be granted Awards, (b) to prescribe the terms and conditions of such Awards, (c) to interpret the Plan and the Awards, (d) to adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (e) to interpret, amend or revoke any such rules.

          The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority and powers
(a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan's qualification under Rule 16b-3.

          3.3  Decisions Binding.  All determinations and decisions made by the
               -----------------
Committee shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.


                                   SECTION 4
                          SHARES SUBJECT TO THE PLAN

          4.1  Number of Shares.  Subject to adjustment as provided in Section
               ----------------
4.3, the total number of Shares available for grant under the Plan may not exceed 4,000,000. Such Shares may be authorized but unissued Shares or Treasury Shares.

          The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

          (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

          (b) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the

               Plan by the number of Shares subject to such Award.

          (c) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and
                               ----
               their related Tandem SARs); provided, however, that, upon the exercise of such Tandem SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Tandem SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

          (d) The grant of an Affiliated SAR shall reduce the number of Shares available for grant by the number of Shares subject to the SAR, in addition to the number of Shares subject to the related Option; provided, however, that, upon the exercise of such Affiliated SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Affiliated SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

          (e) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted; provided, however, that, upon the exercise of such Freestanding SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Freestanding SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

          (f) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

          (g) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares having a Fair Market Value equal to the cash settlement of the Award.

     4.2  Lapsed Awards.  If an Award is cancelled, terminates, expires, or
          -------------
lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available to be the subject of an Award. However, in the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" under Rule 16b-3, the Shares subject to such Award shall not be subject to another Award.

     4.3  Adjustments in Authorized Shares.  In the event of any merger,
          --------------------------------
reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, SARs, and Restricted Stock granted under the Plan, as the Committee, in its sole discretion, shall determine to be appropriate to prevent the dilution or diminishment of Awards. Notwithstanding the preceding sentence, the number of Shares subject to any Award always shall be a whole number.


                                   SECTION 5
                                 STOCK OPTIONS

     5.1  Grant of Options.  Options may be granted to Employees and Consultants
          ----------------
at any time and from time to time, as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof.

     5.2  Award Agreement.  Each Option shall be evidenced by an Award
          ---------------
Agreement that shall specify the Option Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

     5.3  Option Price.  Subject to the provisions of this Section 5.3, the
          ------------
Option Price for each Option shall be determined by the Committee in its sole discretion.

          5.3.1  Nonqualified Stock Options.  In the case of a Nonqualified
                 --------------------------
Stock Option, the Option Price shall be not less than thirty percent (30%) of the Fair Market Value of a Share on the date that the Option is granted.

          5.3.2  Incentive Stock Options.  In the case of an Incentive Stock
                 -----------------------
Option, the Option Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date that the Option is granted; provided, however, that if at the time that the Option is granted, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the date that the Option is granted.

          5.3.3  Substitute Options.  Notwithstanding the provisions of Sections
                 ------------------
5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of
                                                     ----
property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion, may determine that such substitute Options shall have an exercise price less than 100% of the Fair Market Value of the Shares on the date the Option is granted.

     5.4  Expiration of Options.  Each Option shall terminate upon the first
          ---------------------
to occur of the events listed in Section 5.4.1, subject to Section 5.4.2.

          5.4.1  Expiration Dates.
                 ----------------

     (a) The date for termination of the Option set forth in the written stock option agreement;

     (b) The expiration of ten years from the date the Option was granted, subject to the provisions of clause (f), below; or

     (c) The expiration of one year from the date of the Optionee's Termination of Employment for a reason other than the Optionee's death, Disability or Retirement, subject to the provisions of clause (f) below; or

     (d) The expiration of three years from the date of the Optionee's Termination of Employment by reason of Disability, subject to the provisions of clause (f) below; or

     (e) The expiration of three years from the date of the Optionee's Retirement; provided that no Incentive Stock Option may be exercised after the expiration of three months from the date of the Optionee's Retirement, subject in each case to the provisions of clause (f) below; or

     (f) The expiration of one year from the date of the Optionee's death, if such death occurs while the Optionee is in the employ of the Company or an Affiliate or within the one-year or three-year periods referred to in (c), (d) or (e) above, whichever is applicable.

          5.4.2  Committee Discretion.  Subject to the provisions of this
                 --------------------
Section 5.4, the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable. After the Option is granted, the Committee, in its sole discretion and subject to Section 5.8.4 and this Section 5.4, may extend the maximum term of such Option.

     5.5  Exercise of Options.  Options granted under the Plan shall be
          -------------------
exercisable at such times, and subject to such restrictions and conditions, as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. However, in no event may any Option granted to a
Section 16 Person be exercisable until at least six (6) months following the date of its grant.

     5.6  Payment.  Options shall be exercised by the Participant's
          -------
delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Option shall be payable to the Company in full in cash. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

     As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant Share certificates (in the Participant's name) representing such Shares.

     5.7  Restrictions on Share Transferability.  The Committee may impose such
          -------------------------------------
restrictions on any Shares acquired pursuant to the exercise of an Option, as it may deem advisable, including, but not limited to, restrictions related to Federal securities laws, the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and/or any blue sky or state securities laws.

     5.8  Certain Additional Provisions for Incentive Stock Options.
          ---------------------------------------------------------

          5.8.1  Exercisability.  The aggregate Fair Market Value (determined at
                 --------------
the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

          5.8.2  Termination of Employment.  No Incentive Stock Option may be
                 -------------------------
exercised more than three months after the Participant's termination of employment for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement and/or the Committee permits later exercise. No Incentive Stock Option may be exercised more than one year after the Participant's termination of employment on account of Disability, unless (a) the Participant dies during such one-year period, and (b) the Award Agreement and/or the Committee permit later exercise.

          5.8.3  Company and Subsidiaries Only.  Incentive Stock Options may be
                 -----------------------------
granted only to persons who are employees of the Company and/or a Subsidiary at the time of grant.

          5.8.4  Expiration.  No Incentive Stock Option may be exercised after
                 ----------
the expiration of 10 years from the date such Option was granted; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of 5 years from the date that it was granted.

     5.9  Nontransferability of Options.  No Option granted under the Plan may
          -----------------------------
be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as provided under
Section 9. All

Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.


                                   SECTION 6
                           STOCK APPRECIATION RIGHTS

     6.1  Grant of SARs.  An SAR may be granted to an Employee or Consultant at
          -------------
any time and from time to time as determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

     The Committee shall have complete discretion to determine the number of SARs granted to any Participant, and consistent with the provisions of the Plan, the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to the Fair Market Value of a Share on the date of grant. The grant price of Tandem or Affiliated SARs shall equal the Option Price of the related Option. In no event shall an SAR granted to a
Section 16 Person become exercisable until at least six (6) months after the date that it was granted.

     6.2  Exercise of Tandem SARs.  Tandem SARs may be exercised for all or
          -----------------------
part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

          6.2.1  ISOs.  Notwithstanding any contrary provision of the Plan, with
                 ----
respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR shall expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

     6.3  Exercise of Affiliated SARs.  An Affiliated SAR shall be deemed to be
          ---------------------------
exercised upon the exercise of the related Option. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

     6.4  Exercise of Freestanding SARs.  Freestanding SARs shall be exercisable
          -----------------------------
on such terms and conditions as the Committee, in its sole discretion, shall determine. However, no

SAR granted to a Section 16 Person shall be exercisable until at least six (6) months after the date of grant.

     6.5  SAR Agreement.  Each SAR shall be evidenced by an Award Agreement
          -------------
that shall specify the grant price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

     6.6  Expiration of SARs.  An SAR granted under the Plan shall expire upon
          ------------------
the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 (pertaining to Options) also shall apply to SARs.

     6.7  Payment of SAR Amount.  Upon exercise of an SAR, a Participant shall
          ---------------------
be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; times

          (b)  The number of Shares with respect to which the SAR is exercised.

          At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

     6.8  Nontransferability of SARs.  No SAR granted under the Plan may be
          --------------------------
sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under
Section 9. An SAR granted to a Participant shall be exercisable during the Participant's lifetime only by such Participant.


                                   SECTION 7
                               RESTRICTED STOCK

     7.1  Grant of Restricted Stock.  Subject to the terms and provisions of the
          -------------------------
Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine.

     7.2  Restricted Stock Agreement.  Each Award of Restricted Stock shall be
          --------------------------
evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such shares have lapsed.

     7.3  Transferability.  Except as provided in this Section 7, Shares of
          ---------------
Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. However, in no event may the restrictions on Restricted Stock granted to an
Section 16 Person lapse prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

     7.4  Other Restrictions.  The Committee, in its sole discretion, may impose
          ------------------
such other restrictions on any Shares of Restricted Stock as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

     "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Central Garden & Pet Company 1993 Omnibus Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Central Garden & Pet Company."

     7.5  Removal of Restrictions.  Except as otherwise provided in this
          -----------------------
Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and/or remove any restrictions; provided, however, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the date of grant. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

     7.6  Voting Rights.  During the Period of Restriction, Participants
          -------------
holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Committee determines otherwise.

     7.7  Dividends and Other Distributions.  During the Period of Restriction,
          ---------------------------------
Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares, unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

     With respect to an Award to a Section 16 Person, any dividend or distribution that constitutes a "derivative security" or an "equity security" under Section 16 of the 1934 Act shall be subject to a Period of Restriction equal to the longer of: (a) the remaining Period Restriction on the Shares of Restricted Stock with respect to which the dividend or distribution is paid; or
(b) six (6) months.

     7.8  Return of Restricted Stock to Company.  Subject to the applicable
          -------------------------------------
Award Agreement and Section 7.5, upon the earlier of (a) the Participant's termination of employment, or (b) the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and, subject to Section 4.2, again shall become available for grant under the Plan.


                                   SECTION 8
                   PERFORMANCE UNITS AND PERFORMANCE SHARES

     8.1  Grant of Performance Units/Shares.  Performance Units and Performance
          ---------------------------------
Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

     8.2  Value of Performance Units/Shares.  Each Performance Unit shall
          ---------------------------------
have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called the "Performance Period". Performance Periods of Awards granted to Section 16 Persons shall not be less than six (6) months.

     8.3  Earning of Performance Units/Shares.  After the applicable Performance
          -----------------------------------
Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. After the grant of a Performance Unit/Share, the Committee, in its sole discretion, may adjust and/or waive the achievement of any performance goals for such Performance Unit/Share; provided, however, that Performance Periods of Awards granted to Section 16 Persons shall not be less than six (6) months.

     8.4  Form and Timing of Payment of Performance Units/Shares.  Payment
          ------------------------------------------------------
of earned Performance Units/Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

     8.5  Cancellation of Performance Units/Shares.  Subject to the applicable
          ----------------------------------------
Award Agreement, upon the earlier of (a) the Participant's termination of employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Company, and subject to Section 4.2, the Shares subject thereto shall again be available for grant under the Plan.

     8.6  Nontransferability.  Performance Units/Shares may not be sold,
          ------------------
transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under
Section 9. A Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.


                                   SECTION 9
                            BENEFICIARY DESIGNATION

     If permitted by the Committee, a Participant may name a beneficiary or beneficiaries to whom any unpaid vested Award shall be paid in event of the Participant's death. Each such designation shall revoke all prior designations by the same Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.


                                  SECTION 10
                                  DEFERRALS

     The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.


                                  SECTION 11
                      RIGHTS OF EMPLOYEES AND CONSULTANTS

     11.1 No Effect on Employment or Service.  Nothing in the Plan shall
          ----------------------------------
interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause.

     11.2 Participation.  No Employee or Consultant shall have the right to
          -------------
be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.


                                  SECTION 12
                     AMENDMENT, SUSPENSION, OR TERMINATION

     12.1 Amendment, Suspension, or Termination.  The Board, in its sole
          -------------------------------------
discretion, may alter, amend or terminate the Plan, or any part thereof, at any time and for any reason. However, as required by Rule 16b-3, without further stockholder approval, no such alteration or amendment shall (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of securities which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan; provided, however, that stockholder approval is not required if such approval is not required in order to assure the Plan's continued qualification under Rule 16b-3. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted. No Award may be granted during any period of suspension nor after termination of the Plan.

                                  SECTION 13
                                TAX WITHHOLDING

     13.1 Withholding Requirements.  Prior to the delivery of any Shares or
          ------------------------
cash, pursuant to an Award, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes required to be withheld with respect to such Award.

     13.2 Shares Withholding.  The Committee, in its sole discretion and
          ------------------
pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by electing to have the Company withhold Shares having a value equal to the amount required to be withheld or by delivering to the Company already-owned shares to satisfy the withholding requirement. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The value of the Shares to be withheld or delivered will be based on their Fair Market Value on the date that the taxes are required to be withheld.


                                  SECTION 14
                                INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                  SECTION 15
                                  SUCCESSORS

     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.


                                  SECTION 16
                              LEGAL CONSTRUCTION

     16.1 Gender and Number.  Except where otherwise indicated by the context,
          -----------------
any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     16.2 Severability.  In the event any provision of the Plan shall be held
          ------------
illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     16.3 Requirements of Law.  The granting of Awards and the issuance of
          -------------------
Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     16.4 Securities Law Compliance.  With respect to Section 16 Persons,
          -------------------------
transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     16.5 Governing Law.  The Plan and all Award Agreements shall be construed
          -------------
in accordance with and governed by the laws of the State of California.

     16.6 Captions.  Captions are provided herein for convenience only, and
          --------
shall not serve as a basis for interpretation or construction of the Plan.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                          CENTRAL GARDEN & PET COMPANY

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS FEBRUARY 23, 1998

  The undersigned hereby appoints William E. Brown, Glenn W. Novotny and Robert
B. Jones, or any of them, each with power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of CENTRAL GARDEN & PET COMPANY to be held at the LAFAYETTE PARK HOTEL, 3287 Mt. Diablo Boulevard, Lafayette, California, on February 23, 1998, at 10:30 A.M., and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following:


      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE REVERSE SIDE)

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This proxy will be voted as directed. In the absence of contrary directions, this proxy will be voted FOR the election of the directors listed above and FOR proposals 2 and 3.
                                                                   Please mark
                                                               [X] your votes
                                                                   as this
1. ELECTION OF DIRECTORS:

     FOR all                 WITHHOLD
 nominees listed         authority to vote
   (Except as             for all nominees
   indicated)                 listed.
      [_]                      [_]

Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

William E. Brown, Glenn W. Novotny, Lee D. Hines, Jr. and Daniel P. Hogan, Jr.

2. To approve the amendment to the               FOR  AGAINST  ABSTAIN
   Company's Certificate of Incorporation to
   increase the number of shares of Common       [_]    [_]      [_]
   Stock authorized for issuance by 40,000,000
   and the number of shares of Preferred Stock
   authorized for issuance by 999,000.                                  I plan
                                                                      to attend
3. To approve the amendment to the 1993                              the meeting
   Omnibus Equity Incentive Plan to              [_]    [_]      [_]     [_]
   increase the number of shares authorized for issuance by 2,000,000.

4. In their discretion, upon any and all     STOCKHOLDERS ARE URGED TO MARK,
   such other matters as may properly        DATE, SIGN AND RETURN THIS PROXY
   come before the meeting or any            PROMPTLY IN THE ENVELOPE
   adjournment thereof.                      PROVIDED, WHICH REQUIRES NO
                                             POSTAGE IF MAILED IN THE UNITED
                                             STATES.


                                      _______
                                             |
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Signature(s) ___________________________   Date _______________________________

The signature should correspond exactly with the name appearing on the certificate evidencing your Common Stock. If more than one name appears, all should sign. Joint owners should each sign personally.

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